UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8–K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): September 1, 2005
MEDICIS PHARMACEUTICAL CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-18443	52-1574808
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8125 North Hayden Road
Scottsdale, Arizona		85258-2463
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:	(602) 808-8800
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1

Item 2.02 Results of Operations and Financial Condition
     On September 1, 2005, Medicis Pharmaceutical Corporation (the “Company”) issued a press release regarding its third quarter 2005 financial results. A copy of the Company’s press release is attached hereto as Exhibit 99.1.
     In accordance with general instruction B.2 to Form 8-K, the information filed in this Form 8-K (including Exhibit 99.1) shall be deemed “furnished” and not “filed” with the Securities and Exchange Commission for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended.
Item 9.01 Financial Statements and Exhibits
(a)	Financial Statements of Business Acquired.
Not Applicable.
(b)	Pro Forma Financial Information.
Not Applicable.
(c)	Exhibits.

99.1	Copy of press release, dated September 1, 2005, issued by Medicis Pharmaceutical Corporation

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICIS PHARMACEUTICAL CORPORATION
(Registrant)

Date: September 2, 2005	/s/ Mark A. Prygocki, Sr.

	Name:	Mark A. Prygocki, Sr.
	Title:	Executive Vice President, Chief Financial Officer, Corporate Secretary and Treasurer